UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004
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McDONALD'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of principal executive offices)

60523
(Zip Code)
_______________________________

Registrant's telephone number, including area code: (630) 623-3000

_______________________________

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

As reported in Item 5.02 of this Form 8-K, Charlie Bell stepped down as President and Chief Executive Officer of McDonald’s Corporation. In that connection, the Company has agreed to make the corporate jet available at no expense to Mr. Bell and his family for one trip.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Charlie Bell stepped down as President and Chief Executive Officer of McDonald’s Corporation on November 22, 2004 to focus on his battle with cancer. Mr. Bell remains as a Director. Effective on that date, the Board of Directors named James Skinner, currently Vice Chairman of the Company, as the Company’s Chief Executive Officer and a member of the Board of Directors. Additionally, the Board of Directors appointed Michael Roberts, previously Chief Executive Officer of McDonald’s USA, as President and Chief Operating Officer of the Company and a member of the Board of Directors. The Company’s press release announcing these changes is filed as Exhibit 99 and incorporated by reference herein.

Mr. Skinner has been with the Company for 33 years, beginning as a restaurant manager trainee. During his tenure, he has held numerous leadership positions within the Company. From 1997 to 2001, Mr. Skinner was President of McDonald’s Europe. He then became President and Chief Operating Officer of McDonald’s Europe/Asia/Pacific and Middle East. Prior to becoming Vice Chairman, Mr. Skinner served as President and Chief Operating Officer of the McDonald’s Restaurant Group, with operating responsibility for McDonald’s restaurants worldwide.

Prior to becoming President and Chief Operating Officer, Mr. Roberts was Chief Executive Officer of McDonald’s USA. Mr. Roberts previously served as President of McDonald’s USA, and before that, President, West Division for McDonald’s USA. Mr. Roberts began his McDonald’s career as a regional purchasing manager in 1977.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

McDonald's News Advisory issued November 22, 2004: Charlie Bell Steps Down; Board Elects Jim Skinner CEO and Mike Roberts President & COO

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)

Date: November 24, 2004	By: /s/ Gloria Santona
Gloria Santona Corporate Executive Vice President - General Counsel and Secretary

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Exhibit Index

Exhibit No. 99	McDonald's News Advisory issued November 22, 2004:
Charlie Bell Steps Down; Board Elects Jim Skinner CEO and Mike Roberts President & COO

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